Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
Inventories	15Inventories

Accounting policies
Inventories are stated at the lower of cost or net realizable value. The cost of inventories comprises all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. The costs of conversion of inventories include direct labor and fixed and variable production overheads, considering the stage of completion and the normal capacity of production facilities. Costs of idle facility and abnormal waste are expensed. The cost of inventories is determined using the first-in, first-out
(FIFO) method. The write-down of inventories to net realizable value is included in cost of sales.

Accounting estimates and judgments
Inventory is reduced for the estimated losses due to obsolescence. This reduction is determined for groups of products based on sales in the recent past and/or expected future demand.

Inventories are summarized in the accompanying table.
Philips Group
Inventories in millions of EUR

	2025	2024
Raw materials and supplies	1,175	1,344
Work in process	408	414
Finished goods	1,287	1,439
Inventories	2,870	3,198
In 2025, total inventories decreased by EUR 328 million, mainly in raw materials and supplies and finished goods. The write-down of inventories to net realizable value was EUR 154 million in 2025 and EUR 230 million in 2024.